Income Taxes	12 Months Ended
Feb. 01, 2014
Income Tax Disclosure [Abstract]
Income Taxes

Note 12. Income Taxes

The provision for income taxes for continuing operations consists of the following (in thousands):

	2013	2012	2011
Current:
Domestic:
Federal	$—	$—	$—
State	43	31	18
Foreign	—	—	—

Total current	43	31	18
Deferred:
Domestic:
Federal	6,333	1,030	2,451
State	905	124	364
Foreign	(13)	(7)	164

Total deferred	7,225	1,147	2,979

Total provision for income taxes	$7,268	$1,178	$2,997

The sources of (loss) income for continuing operations before provision for income taxes are from the United States for all years.

Current income taxes are the amounts payable under the respective tax laws and regulations on each year’s earnings. A reconciliation of the federal statutory income tax rate to the effective tax rate is as follows:

	2013	2012	2011
Statutory rate	35.0%	(35.0%)	(35.0%)
State taxes, net of federal benefit	9.5%	7.4%	5.8%
Nondeductible interest	18.1%	84.3%	73.2%
Nondeductible transaction costs	6.7%	0.0%	0.0%
Valuation allowances	(45.5%)	(52.7%)	(36.5%)
Other	(0.1%)	0.1%	0.2%

Total	23.7%	4.1%	7.7%

Deferred income tax assets and liabilities for continuing operations consisted of the following (in thousands):

	February 1, 2014	February 2, 2013
Deferred tax assets:
Depreciation and amortization	$44,742	$3,672
Employee related costs	2,048	3,394
Allowance for asset valuations	2,454	1,495
Accrued expenses	1,589	1,124
Net operating losses	80,936	67,392
Other	1,067	14

Total deferred tax assets	132,836	77,091
Less: Valuation allowances	(1,843)	(64,767)

Net deferred tax assets	130,993	12,324

Deferred tax liabilities:
Depreciation and amortization	—	(11,670)
Cancellation of debt income	(11,095)	(12,142)

Total deferred tax liabilities	(11,095)	(23,812)

Net deferred tax assets (liabilities)	$119,898	$(11,488)

Included in:
Prepaid expenses and other current assets	$4,476	$—
Deferred income taxes and other assets	115,422	—
Deferred income taxes and other	—	(11,488)

Net deferred income tax assets (liabilities)	$119,898	$(11,488)

As of February 1, 2014, various federal and state net operating losses were available for carryforward to offset future taxable income. Substantially all of these net operating losses will expire between 2029 and 2034. A full valuation allowance was placed on the U.S. net deferred tax assets in a prior year due to the fact that at the time there was not sufficient positive evidence to outweigh the existing negative evidence that we would be able to utilize these net operating loss carryforwards, primarily our combined historical pretax losses from continuing and discontinued operations. In addition, a deemed change of ownership occurred in fiscal 2008 under Section 382 of the U.S. tax code resulting in $112,258 of net operating losses, as well as certain built in losses, to be subject to an annual limitation of $0. Since the realization of these benefits is remote, the associated deferred tax assets have been written down to zero and are therefore not presented in the information included in the above summary of deferred income taxes.

Net operating losses as of February 1, 2014 presented above do not include fiscal 2013 deductions related to stock options that exceeded expenses previously recognized for financial reporting purposes since they have not yet reduced income taxes payable. The excess deduction will reduce income taxes payable and increase additional paid in capital by $2,434 when ultimately deducted in a future year.

As discussed in Note 2, we completed an IPO during fiscal 2013. The completion of the IPO and Restructuring Transactions resulted in the non-Vince businesses being separated from the Vince business. As a result, the Company determined that the full valuation allowance on the U.S. net deferred tax assets was no longer necessary. Since the IPO and Restructuring Transactions occurred between related parties and were considered one integrated transaction along with the establishment of the Tax Receivable Agreement liability, the offset of the release of the valuation allowance was recorded as an adjustment to additional paid-in capital on our Consolidated Balance Sheet at February 1, 2014 in accordance with ASC 740-20-45-11(g). The total valuation allowance on deferred tax assets for continuing operations decreased on a net basis by $62,924 in the fiscal year ended February 1, 2014 and increased by $14,834 in the fiscal year ended February 2, 2013.

A reconciliation of the beginning and ending amount of unrecognized tax benefits, excluding interest and penalties, is as follows (in thousands):

	2013	2012	2011
Beginning balance	$9,378	$11,057	$16,296
Increases for tax positions in current year	3,743	2,199	1,098
Increases for tax positions in prior years	356	52	159
Decreases for tax positions in prior years	(4,186)	(102)	(5,500)
Settlements	(3,022)	(2,105)	(937)
Lapse in statute of limitations	(102)	(1,723)	(59)
Restructuring Transactions	(2,474)	—	—

Ending balance	$3,693	$9,378	$11,057

As of February 1, 2014 and February 2, 2013, unrecognized tax benefits in the amount of $2,155 and $5,305 (net of tax), respectively, would impact our effective tax rate if recognized. It is reasonably possible that within the next 12 months certain temporary unrecognized tax benefits could fully reverse. Should this occur, our unrecognized tax benefits could be reduced by up to $1,343.

We include accrued interest and penalties on underpayments of income taxes in our income tax provision. As of February 1, 2014 and February 2, 2013, we had interest and penalties accrued on our Consolidated Balance Sheets in the amount of $0 and $3,898, respectively. Net interest and penalty provisions (benefit) of $(232), $600 and $1,401 were recognized in our Consolidated Statements of Operations for the years ended February 1, 2014, February 2, 2013 and January 28, 2012, respectively. Interest is computed on the difference between the tax position recognized net of any unrecognized tax benefits and the amount previously taken or expected to be taken in our tax returns.

All amounts above related to unrecognized tax benefits include continuing and discontinued operations until the separation of the Vince and non-Vince businesses on November 27, 2013, and the Vince business after such date.

With limited exceptions, we are no longer subject to examination for U.S. federal and state income tax for 2007 and prior.